SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 1, 2001

                                ITEX CORPORATION
             (Exact name of registrant as specified in its charter)


            Nevada                        0-18275              93-0922994
            ------                      -----------           ------------
(State or other jurisdiction            (Commission         (I.R.S. Employer
of incorporation or organization)        File No.)          Identification No.)



                                3400 Cottage Way
                          Sacramento, California 95825
                                 (916) 679-1111
          (Address and telephone number of principal executive offices)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Assets in Canada

On June 1, 2001, ITEX Corporation (the "Company"), pursuant to an Asset Purchase Agreement (the "Purchase Agreement"), acquired substantially all of the assets of Ubarter.com USA, a wholly owned subsidiary of Network Commerce, Inc. The assets included a customer base exceeding 8,000 registered trade and barter exchange members, inventories throughout the United States, along with the physical assets of the online trading system. ITEX plans to manage the client base from their existing Seattle location and host the online trading system from their corporate offices in Sacramento. The all cash transaction, which closed today, does not involve any exchange of shares or ITEX trade dollars.

The assets were acquired pursuant to an Asset Purchase Agreement in exchange for cash payment made at the time of the closing. The essential terms of the transaction include payment by the Company at the closing and the assumption of certain liabilities and obligations in connection with the Seatle office, including the lease of that facility. The seller further agreed to indemnify the Company in the event of any nondisclosed and nonassumed liabilities.

The foregoing summary is intended to highlight certain essential elements of the transaction and is not intended to be a complete description of all of the terms of the acquisition. The Asset Purchase Agreement is attached as an exhibit to this Current Report and the foregoing is qualified in its entirety by the more detailed provisions and disclosure contained in the actual agreement.


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Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the operations of ITEX to be materially different from those expressed or implied in such statements. These factors include, but are not limited to the continuing development of successful marketing strategies for the company's concepts; the effect of international, national, and regional economic conditions; the ability of the company to satisfy its debt obligations; the availability of adequate working capital; competitive barter exchanges and; changes in legislation; demographic changes, the ability to attract and retain qualified personnel; changes in business strategy or development plans; business disruptions; changes in the demand for goods and services offered by members of its trade exchange. These risk factors and others are discussed in the periodic reports and filings of ITEX Corporation with the Securities and Exchange Commission, including but not limited to its Form 10-K's and Form 10-Qs. All statements other than statements of historical fact included in this Current Report, including without limitations, company's business strategy, plans and objectives, are forward-looking statements

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired

          (1) Financial statements representing the assets and liabilities acquired from Ubarter.com, Inc. will be filed by amendment within 60 days from this report.

     (b) Pro Forma Financial Information

          (1) Pro forma financial information will be filed by amendment within 60 days from this report.

     (c) Exhibits

         Exhibit No.       Exhibit Description
         -----------       -------------------
             10.1          Copy of the Asset Purchase Agreement


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 15, 2001                      ITEX CORPORATION
                                          a Nevada Corporation


                                          /S/ COLLINS M. CHRISTENSEN
                                          -------------------------------------
                                          Collins M. Christensen
                                          President and Chief Executive Officer